FREMONT SMALL BUSINESS LOAN MASTER TRUST

FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

Series B and C Certificates and Variable Funding Certificate / Subordinated Series 1995-1

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SETTLEMENT PERIOD: July 1996       PAYMENT DATE:  8/15/96
As of the Record Date:

Series B Invested Amount ...................................................    $100,000,000

Series B Pool Factor .......................................................   1.00000000000

Series C Invested Amount ...................................................    $135,000,000
Series C Pool Factor .......................................................   1.00000000000

Subordinated Series 1995-1 Invested Amount .................................     $30,000,000
Subordinated Series 1995-1 Pool Factor .....................................   1.00000000000

Variable Funding Certificate (VFC) Invested Amount .........................     $36,000,000

For the Settlement Period:                                                                         Per $1,000
                                                                                                   -----------
Gross Collections for the Settlement Period ................................    $259,816,000           $863.18
Defaulted Amount for the Settlement Period .................................               0              0.00
Recoveries for the Settlement Period .......................................               0              0.00

Certificate/Fee Distributions on:  8/15/96

     Interest on the Series B Certificates .................................     $516,329.97             $1.72
     Interest on the Series C Certificates .................................      678,445.46              2.25
     Interest on the Subordinated Series 1995-1 Certificates ...............      166,523.99              0.55
     Principal of the Series B Certificates ................................            0.00              0.00
     Principal of the Series C Certificates ................................            0.00              0.00
     Principal on the Subordinated Series 1995-1 Certificates ..............            0.00              0.00
     Servicing Fee .........................................................      577,143.84              1.92
                                                                              --------------       -----------
                           Total of distributions ..........................   $1,938,443.26             $6.44
                                                                              ==============       ===========

VFC activity for the July 1996 Settlement Period:

     Beginning principal of the Variable Funding Certificate ...............  $31,500,000.00
     Principal from the Variable Funding Certificateholder .................    5,000,000.00
     Principal to the Variable Funding Certificateholder ...................     (500,000.00)
                                                                              --------------
     Ending principal of the Variable Funding Certificate...................  $36,000,000.00
                                                                              ==============

     Interest for the Settlement Period for the VFC ........................     $163,559.73             $0.54
     Liquidity Fees for the Settlement Period for the VFC ..................       18,022.49              0.06
                                                                               --------------      -----------
     Total VFC Interest and Liquidity Fees for the Settlement Period .......     $181,582.22             $0.60
                                                                               ==============      ===========

As of the end of the July 1996 Settlement Period:

Subordinated Amounts:
    Series B Certificates ................................................       $23,456,791
    Series C Certificates ................................................       $31,666,667
    Variable Funding Certificate  (VFC) ..................................        $8,444,444
Aggregate Subordinated Transferor Amount .................................       $39,112,994

Cash Collateral Account balance ..........................................                $0
Collection Account balance ...............................................        $1,951,000
Excess Funding Account balance ...........................................       $17,500,000

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  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series B and C, the VFC and
      Subordinated Series 1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending August 14th.
  -   The Series B Certificate Rate was 5.99609% for this Interest Accrual Period.
  -   The Series C Certificate Rate was 5.83609% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 6.44609% for this Interest Accrual Period.
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